Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Taxes

Note 11
Taxes
The components of income before benefit (provision) for income taxes are as follows:

	(dollars in millions)
Years Ended December 31,	2017	2016	2015
Domestic	$19,645	$20,047	$27,639
Foreign	949	939	601
Total	$20,594	$20,986	$28,240

The components of the (benefit) provision for income taxes are as follows:

	(dollars in millions)
Years Ended December 31,	2017	2016	2015
Current
Federal	$3,630	$7,451	$5,476
Foreign	200	148	70
State and Local	677	842	803
Total	4,507	8,441	6,349
Deferred
Federal	(14,360)	(933)	3,377
Foreign	(66)	(2)	9
State and Local	(37)	(128)	130
Total	(14,463)	(1,063)	3,516
Total income tax (benefit) provision	$(9,956)	$7,378	$9,865

The following table shows the principal reasons for the difference between the effective income tax rate and the statutory federal income tax rate:

Years Ended December 31,	2017	2016	2015
Statutory federal income tax rate	35.0%	35.0%	35.0%
State and local income tax rate, net of federal tax benefits	1.6	2.2	2.1
Affordable housing credit	(0.6)	(0.7)	(0.5)
Employee benefits including ESOP dividend	(0.5)	(0.5)	(0.4)
Impact of tax reform re-measurement	(81.6)	—	—
Noncontrolling interests	(0.6)	(0.6)	(0.5)
Non-deductible goodwill	1.0	2.2	—
Other, net	(2.6)	(2.4)	(0.8)
Effective income tax rate	(48.3)%	35.2%	34.9%

The effective income tax rate for 2017 was (48.3)% compared to 35.2% for 2016. The decrease in the effective income tax rate and the provision for income taxes was due to a one-time, non-cash income tax benefit recorded in the current period as a result of the enactment of the TCJA on December 22, 2017. The TCJA significantly revised the U.S. federal corporate income tax by, among other things, lowering the corporate income tax rate to 21% beginning in 2018 and imposing a mandatory repatriation tax on accumulated foreign earnings. U.S. GAAP accounting for income taxes requires that Verizon record the impacts of any tax law change on our deferred income taxes in the quarter that the tax law change is enacted. Due to the complexities involved in accounting for the enactment of the TCJA, SEC Staff Accounting Bulletin (SAB) 118 allows us to provide a provisional estimate of the impacts of the legislation. Verizon has provisionally estimated, based on currently available information, that the enactment of the TCJA results in a one-time reduction in net deferred income tax liabilities of approximately $16.8 billion, primarily due to the re-measurement of U.S. deferred tax liabilities at the lower 21% U.S. federal corporate income tax rate, and no impact from the repatriation tax. This provisional estimate does not reflect the effects of any state tax law changes that may arise as a result of federal tax reform. Verizon will continue to analyze the effects of the TCJA on its financial statements and operations and include any adjustments to tax expense or benefit from continuing operations in the reporting periods that such adjustments are determined, consistent with the one-year measurement period set forth in SAB 118.

The effective income tax rate for 2016 was 35.2% compared to 34.9% for 2015. The increase in the effective income tax rate was primarily due to the impact of $527 million included in the provision for income taxes from goodwill not deductible for tax purposes in connection with the Access Line Sale on April 1, 2016. This increase was partially offset by the impact that lower income before income taxes in the current period has on each of the reconciling items specified in the table above. The decrease in the provision for income taxes was primarily due to lower income before income taxes due to severance, pension and benefit charges recorded 2016 in compared to severance, pension and benefit credits recorded in 2015.

The amounts of cash taxes paid by Verizon are as follows:

	(dollars in millions)
Years Ended December 31,	2017	2016	2015
Income taxes, net of amounts refunded	$4,432	$9,577	$5,293
Employment taxes	1,207	1,196	1,284
Property and other taxes	1,737	1,796	1,868
Total	$7,376	$12,569	$8,445

The increase in cash taxes paid during 2016 compared to 2015 was due to a $3.2 billion increase in income taxes paid primarily as a result of the Access Line Sale.

Deferred taxes arise because of differences in the book and tax bases of certain assets and liabilities. Significant components of deferred tax assets and liabilities are as follows:

	(dollars in millions)
At December 31,	2017	2016
Employee benefits	$6,174	$10,453
Tax loss and credit carry forwards	4,176	3,318
Other - assets	1,938	2,632
	12,288	16,403
Valuation allowances	(3,293)	(2,473)
Deferred tax assets	8,995	13,930

Spectrum and other intangible amortization	21,148	31,404
Depreciation	14,767	22,848
Other - liabilities	4,281	5,642
Deferred tax liabilities	40,196	59,894
Net deferred tax liability	$31,201	$45,964

The decrease in the net deferred tax liability during 2017 was primarily due to the $16.8 billion re-measurement of U.S. deferred taxes at the lower 21% U.S. federal corporate income tax rate.

At December 31, 2017, undistributed earnings of our foreign subsidiaries indefinitely invested outside the United States amounted to approximately $1.8 billion. Due to foreign legal restrictions that require minimum reserves be maintained in certain countries, not all of the foreign undistributed earnings are available for repatriation. No U.S. federal deferred income taxes on these undistributed earnings are required because, under the TCJA, such earnings have been subject to U.S. federal tax as a result of the mandatory repatriation provision. In addition, such earnings will not be subject to U.S. federal tax when actually distributed under the new 100% participation exemption as enacted under the TCJA.

At December 31, 2017, we had net after-tax loss and credit carry forwards for income tax purposes of approximately $4.2 billion that primarily relate to state and foreign taxes. Of these net after-tax loss and credit carry forwards, approximately $2.6 billion will expire between 2018 and 2037 and approximately $1.6 billion may be carried forward indefinitely.

During 2017, the valuation allowance increased approximately $0.8 billion. The balance of the valuation allowance at December 31, 2017 and the 2017 activity is primarily related to state and foreign taxes.

Unrecognized Tax Benefits

A reconciliation of the beginning and ending balance of unrecognized tax benefits is as follows:

		(dollars in millions)
	2017	2016	2015
Balance at January 1,	$1,902	$1,635	$1,823
Additions based on tax positions related to the current year	219	338	194
Additions for tax positions of prior years	756	188	330
Reductions for tax positions of prior years	(419)	(153)	(412)
Settlements	(42)	(18)	(79)
Lapses of statutes of limitations	(61)	(88)	(221)
Balance at December 31,	$2,355	$1,902	$1,635

Included in the total unrecognized tax benefits at December 31, 2017, 2016 and 2015 is $1.9 billion, $1.5 billion and $1.2 billion, respectively, that if recognized, would favorably affect the effective income tax rate.

We recognized the following net after-tax (expenses) benefits related to interest and penalties in the provision for income taxes:

Years Ended December 31,	(dollars in millions)
2017	$(77)
2016	(25)
2015	43

The after-tax accruals for the payment of interest and penalties in the consolidated balance sheets are as follows:

At December 31,	(dollars in millions)
2017	$269
2016	142

The increase in unrecognized tax benefits during 2017 was primarily related to the acquisition of Yahoo's operating business.

Verizon and/or its subsidiaries file income tax returns in the U.S. federal jurisdiction, and various state, local and foreign jurisdictions. As a large taxpayer, we are under audit by the Internal Revenue Service (IRS) and multiple state and foreign jurisdictions for various open tax years. The IRS is currently examining the Company’s U.S. income tax returns for tax years 2013-2014 and Cellco Partnership’s U.S. income tax return for tax year 2013-2014. Tax controversies are ongoing for tax years as early as 2005. The amount of the liability for unrecognized tax benefits will change in the next twelve months due to the expiration of the statute of limitations in various jurisdictions and it is reasonably possible that various current tax examinations will conclude or require reevaluations of the Company’s tax positions during this period. An estimate of the range of the possible change cannot be made until these tax matters are further developed or resolved.